Customer Co-Investment Program	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Customer Co-Investment Program
Customer Co-Investment Program
On July 9, 2012, we announced our CCIP to accelerate our development of EUV technology beyond the current generation and our development of future 450mm silicon wafer technology. The Participating Customers collectively agreed to fund EUR 1.38 billion of our R&D projects from 2013 through 2017. This program created risk sharing with some of our largest customers while the results of our development programs will be available to every semiconductor manufacturer with no restrictions. The funding under this program is now complete, with the total amount funded by the end of 2017. In addition to the funding commitments, Participating Customers invested an aggregated EUR 3.85 billion for 96,566,077 of our ordinary shares, the proceeds of which were returned to our shareholders (other than Participating Customers).